Sprott Funds Trust

Sprott Energy Transition Materials ETF (SETM)

(the “Fund”)

Supplement dated September 16, 2024
to the Summary Prospectus, Prospectus and the Statement of Additional Information (“SAI”), each dated April 29, 2024

Effective October 1, 2024, the Fund’s name will be changed to “Sprott Critical Materials ETF” and, accordingly, each reference to “Sprott Energy Transition Materials ETF” in the Fund’s Summary Prospectus, Prospectus and SAI will be replaced with “Sprott Critical Materials ETF.” The Fund’s investment goal and principal investment strategies will not change as a result of the name change.

Additionally, effective October 1, 2024, the Fund’s underlying index, the “Nasdaq Sprott Energy Transition Materials Index” will change its name to the “Nasdaq Sprott Critical Materials Index.” Accordingly, each reference to the “Nasdaq Sprott Energy Transition Materials Index” in the Fund’s Summary Prospectus and Prospectus will be replaced with “Nasdaq Sprott Critical Materials Index.”

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You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus and SAI, each dated April 29, 2024, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-622-1813.

Please retain this Supplement for future reference.